UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant     [X]

Filed by a Party other than the Registrant     [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

abrdn Life Sciences Investors

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee paid previously with preliminary materials.
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

abrdn Life Sciences Investors (NYSE: HQL)
(formerly Tekla Life Sciences Investors)

Shareholder Services

Re: abrdn Life Sciences Investors (NYSE: HQL) formerly Tekla Life Sciences Investors

Dear Shareholder:

We have tried unsuccessfully to contact you, whether by mail or by phone, regarding a very important matter concerning your investment with abrdn Life Sciences Investors (formerly Tekla Life Sciences Investors). This matter pertains to important operating initiatives for the Fund for which we need your consideration and response.

It is very important that we speak to you regarding this matter. Please call toll-free at 1-800-967-7574 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:

Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

There is no confidential information required and the call will only take a few moments of your time. Please contact us as soon as possible. Thank you for your time and consideration.

Sincerely,

Megan Kennedy

Vice President and Secretary

 OFFICIAL BUSINESS  This document relates to your investment in abrdn Life Sciences Investors (formerly Tekla Life Sciences Investors).